UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K /A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 22, 2005
VIASPACE Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-110680 (Commission File Number)	76-0742386 (IRS Employer Identification No.)

2400 Lincoln Ave., Altadena, California (Address of Principal Executive Offices)	91001 (Zip Code)
Registrant’s telephone number, including area code 626-296-6310
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
VIASPACE Inc. (the “Company”), formerly known as Global-Wide Publication Ltd., hereby amends Item 9.01 of its Current Report on Form 8-K dated June 22, 2005 to include the financial statement information indicated below, as required by Item 9.01 (a) and Item 9.01 (b) of Form 8-K. The original filing on June 22, 2005 in conjunction with the Form 8-K filed on June 20, 2005 described in detail the merger between the Company and ViaSpace Technologies LLC.
Item 9.01 (a) Financial Statements of Business Acquired
The audited financial statements of ViaSpace Technologies LLC as of December 31, 2004 and 2003, together with a report of independent auditors are hereby filed as part of this Current Report on Form 8-K/A, and are included in Exhibit 99.1. Unaudited financial statements for ViaSpace Technologies LLC as of March 31, 2005 and 2004 are also included.
Item 9.01 (b) Pro Forma Financial Information
The following unaudited pro forma combined financial statements of the Company, are hereby filed as part of this Current Report on Form 8-K/A and are included in Exhibit 99.2:
a) Unaudited pro forma combined balance sheet as of December 31, 2004.
b) Unaudited pro forma combined statement of operations for the year ended December 31, 2004.
c) Unaudited pro forma combined balance sheet as of March 31, 2005.
d) Unaudited pro forma combined statement of operations for the three months ended March 31, 2005.
Item 9.01 (c) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Auditors of ViaSpace Technologies LLC.

99.1	Report of Independent Registered Public Accounting Firm of ViaSpace Technologies LLC.

99.2	Unaudited Pro Forma Combined Financial Statements of VIASPACE Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

Date: August 15, 2005	By:	/s/ Stephen J. Muzi

	Name:	Stephen J. Muzi
	Title:	Chief Financial Officer